Earnings Release | December 31, 2018

About GWB Company Snapshot EPS Performance $2.90 • Full-service regional bank focused on relationship-based CAGR EPS 10% $0.23 business and agribusiness banking $0.79 $2.46 $2.67 $0.72 $2.31 • 173 banking branches across nine states: Arizona, $2.45 $0.17 $0.23 Colorado, Iowa, Kansas, Minnesota, Missouri, Nebraska, $1.90 $2.14 $1.81 $0.49 North Dakota and South Dakota • Headquartered in Sioux Falls, South Dakota • 6th largest farm lender bank in the U.S. as of 09/30/18 (1) FY14 FY15 FY16 FY17 FY18 1QFY19 1QFY19 EPS - diluted Adj. EPS - diluted (2) Strong Earnings Growth and Efficiency Tangible Book Value(2) per Share Accretion $172 150.00 $14 GWB CAGR TBV 11% $145 $46 $158 $43 $131 140.00 $10 $109 $105 $121 $14 130.00 $29 120.00 50% 48% 50% 47% 47% 110.00 46% 46% Peer CAGR TBV 5% 100.00 90.00 14 15 15 15 15 16 16 16 16 17 17 17 17 18 18 18 18 Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y F F F F F F F F F F F F F F F F F FY14 FY15 FY16 FY17 FY18 1QFY19 1QFY19 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Net Income ($MM) Adj. Net Income ($MM) (2) Efficiency Ratio (2) GWB GWB Peer Group (3) (1) Source: American Banker's Association 2 (2) Non-GAAP measures. See appendix for reconciliations. (3) See appendix for Peer Group listing; data sourced from SNL Financial

Executing on Strategy Focused • Total loans increased $351.6 million during the quarter bringing FYTD loan growth to 3.7% Business Banking • Loan growth was primarily driven by commercial real estate across the non-owner occupied, Franchise with multifamily residential real estate and owner-occupied segments Agribusiness Expertise • Deposit balances increased by $379.7 million, or 3.9%, compared to September 30, 2018 (1) Strong • Fully diluted EPS of $0.79 for the quarter compared to $0.72 for 4QFY18, an increase of 9.7% Profitability and • Profitability remains strong with ROTCE(1) of 17.1% and ROAA of 1.48% for the quarter Growth Driven by (1) a Highly Efficient • Efficiency ratio of 46.1% for the quarter compared to 48.1% for the prior quarter Operating Model • Capital actively managed with $74.6 million in shares repurchased during the quarter Strong Capital • All regulatory capital ratios remain above minimums to be considered "well capitalized" Generation and • Strong earnings support a quarterly dividend of $0.25 per share Attractive ◦ Dividend payable February 22, 2019 to stockholders of record as of the close of business on Dividend February 8, 2019 • Net charge-offs of $3.6 million during the quarter represent 0.15% of average total loans on an Risk annualized basis Management • Loans graded "Substandard" decreased by 0.1% to $252.5 million, loans graded "Watch" decreased Driving Strong Credit Quality by 6.3% to $321.6 million, nonaccrual loans decreased by 3.0% to $138.9 million compared to September 30, 2018 (1) This is a non-GAAP measure. See appendix for reconciliation. 3

Revenue Revenue Highlights Net Interest Income ($MM) and NIM • Net interest income (FTE) increased 2.6% to $106.4 million $106.4 compared to 4QFY18 $102.2 $103.7 ◦ Higher loan interest income was driven by growth in average loan balances and yield and higher returns on the investment 3.89% portfolio partially offset by higher interest expense associated 3.79% 3.81% with a 13 basis point increase in cost of deposits 3.80% 3.81% 3.77% • NIM (FTE) up 2 basis points and adjusted NIM (FTE) (2) up 4 basis points compared to 4QFY18 • Noninterest income, excluding the change in fair value of fair value option loans and the net gain (loss) on related derivatives, 1QFY18 4QFY18 1QFY19 decreased 15.8% compared to 4QFY18 Net Interest Income (FTE) NIM (FTE) Adjusted NIM (FTE) (2) NIM Analysis Noninterest Income (1) 0.06% Wealth management, $2,241 (0.07)% 0.05% 0.03% (0.05)% Mortgage banking Service charges, $1,762 income, net, $1,320 3.79% 3.81% 3.77% Other, $1,084 Other Service fees, $2,519 Interchange income, 4QFY18 1QFY19 $2,950 Time Cash and NOW/Svgs/ Nonaccruals Core Loans MMDA Deposits Investments NIM (FTE) Adjusted NIM (FTE) (2) OD/NSF fees, $4,458 (1) Chart excludes changes related to loans and derivatives at fair value which netted $0.9 million for the quarter and loss on sale of securities. Dollars in thousands. 4 (2) Adjusted NIM (FTE) is a non-GAAP measure. See appendix for reconciliations.

Earnings, Expenses & Provision Highlights Net Income ($MM) • Adjusted net income(1) of $45.8 million, an increase of 8.3% $46 $46 $43 over 4QFY18 $41 $42 $14 ◦ Strong ROAA of 1.48% and 17.1% ROTCE(1) $29 • Efficiency ratio(1) was 46.1%, down from 48.1% for 4QFY18 1.40% 1.55% 1.40% 1.48% • Provision for loan losses was $5.2 million, an increase of 1.00% $0.2 million compared to 4QFY18 • Noninterest expense decreased 4.1% to $57.1 million from 1QFY18 2QFY18 3QFY18 4QFY18 1QFY19 4QFY18 Net Income Adjusted net income (1) ROAA Noninterest Expense ($MM) Provision for Loan Losses ($MM) Sustained peer-leading efficiency ratio $59.6 $57.1 $54.9 $5.0 $5.2 $4.6 45.8% 48.1% 46.1% 1QFY18 4QFY18 1QFY19 1QFY18 4QFY18 1QFY19 (1) Noninterest expense Efficiency Ratio 5 (1) Efficiency ratio, adjusted net income, and ROTCE are non-GAAP measures. See appendix for reconciliations.

Balance Sheet Overview Balance Sheet Highlights Total Loans ($MM) • Outstanding loans increased $351.6 million during the 3.7% FYTD growth $9,767 quarter, bringing the FYTD growth to 3.7% $8,683 $8,969 $9,416 $7,325 $864 ◦ Loan growth focused in commercial real estate $6,787 across non-owner occupied, multifamily residential $7,819 real estate and owner-occupied segments • Deposits grew $379.7 million, or 3.9%, during the quarter • Key capital ratios declined modestly during the period as a result of stock repurchase activity and strong loan growth • $74.6 million in shares repurchased during the quarter FY14 FY15 FY16 FY17 FY18 1QFY19 Total Loans Loans Acquired Deposits ($MM) Capital $10,113 3.9% FYTD growth $9,733 12.9% 13.0% 12.1% 12.2% 12.5% 12.1% $8,605 $8,978 12.0% $7,387 $863 11.8% $7,052 10.9% 11.1% 11.4% 11.1% $7,742 0.95% 0.65% 0.40% 0.36% 0.32% 0.32% 9.2% 9.6% 9.0% 8.2% 8.3% 8.5% FY14 FY15 FY16 FY17 FY18 1QFY19 FY14 FY15 FY16 FY17 FY18 1QFY19 Total Deposits Deposits Acquired Cost of Deposits Tier 1 Capital Total Capital TCE / TA (1) (1) TCE / TA is a non-GAAP measure. See appendix for reconciliation. 6

Asset Quality Highlights Net Charge-offs / Average Total Loans(2) • Ratio of ALLL / total loans was 0.68% at December 31, 2018, relatively consistent with 0.69% at September 30, 2018 (1) ◦ Comprehensive Credit-Related Coverage is 0.92% , 0.88% inclusive of acquired loan marks and credit adjustment on loans at fair value 0.54% • Nonaccrual loans decreased by $4.3 million, loans graded 0.44% “Watch” decreased $21.7 million and loans graded 0.26% 0.18% “Substandard” decreased $0.1 million during the quarter 0.14% 0.13% 0.12% 0.15% • Asset quality metrics improved during the quarter however close monitoring of the Ag portfolio continues with a focus on FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 1QFY19 the dairy portfolio Watch & Substandard Loans ($MM) Credit Quality $596 $570 $575 83.8% $545 $253 $242 $253 $494 $233 $184 $414 60.2% $126 51.1% 45.9% 45.1% 47.6% 6.7% 6.6% 6.3% 6.1% 6.1% 5.9% 1.16% 1.46% 1.54% 1.52% 0.93% 1.42% $343 $288 $310 $328 $312 $322 FY14 FY15 FY16 FY17 FY18 1QFY19 FY14 FY15 FY16 FY17 FY18 1QFY19 Watch Loans Substandard Loans % of Total Loans (1) Comprehensive Credit-Related Coverage is a non-GAAP measure. NALs / Total Loans Reserves / NALs (2) Annualized for partial periods 7

Proven Business Strategy Focused Business Banking Franchise with Agribusiness Expertise Attract and Retain High-Quality Relationship Bankers Invest in Organic Growth While Optimizing Footprint Deepen Customer Relationships Explore Accretive Strategic Acquisition Opportunities Strong Profitability and Growth Driven by a Highly Efficient Operating Model Strong Capital Generation and Attractive Dividend Risk Management Driving Stable Credit Quality 8

Disclosures Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about Great Western Bancorp, Inc.’s expectations, beliefs, plans, strategies, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “views,” “intends” and similar words or phrases. In particular, the statements included in this Earnings Release concerning Great Western Bancorp, Inc.’s expected performance and strategy, the outlook for its agricultural lending segment and the interest rate environment are not historical facts and are forward-looking. Accordingly, the forward-looking statements in this Earnings Release are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties, that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and "Cautionary Note Regarding Forward-Looking Statements" in Great Western Bancorp, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018. Further, any forward-looking statement speaks only as of the date on which it is made, and Great Western Bancorp, Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in our earnings release dated January 24, 2019 and in Appendix 1 to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the SEC on January 24, 2019. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. 9

Appendix 1 Non-GAAP Measures

Non-GAAP Measures At or for the three months ended: December 31, September 30, December 31, 2018 2018 June 30, 2018 March 31, 2018 2017 Adjusted net income and adjusted earnings per common share: Net income - GAAP $ 45,786 $ 42,281 $ 45,874 $ 40,532 $ 29,230 Add: Deferred taxes revaluation due to Tax Act — — — — 13,586 Adjusted net income $ 45,786 $ 42,281 $ 45,874 $ 40,532 $ 42,816 Weighted average diluted common shares outstanding 58,039,292 59,122,699 59,170,058 59,146,117 59,087,729 Earnings per common share - diluted $ 0.79 $ 0.72 $ 0.78 $ 0.69 $ 0.49 Adjusted earnings per common share - diluted $ 0.79 $ 0.72 $ 0.78 $ 0.69 $ 0.72 Tangible net income and return on average tangible common equity: Net income - GAAP $ 45,786 $ 42,281 $ 45,874 $ 40,532 $ 29,230 Add: Amortization of intangible assets, net of tax 344 343 366 376 376 Tangible net income $ 46,130 $ 42,624 $ 46,240 $ 40,908 $ 29,606 Average common equity $ 1,817,052 $ 1,825,312 $ 1,796,066 $ 1,770,117 $ 1,761,127 Less: Average goodwill and other intangible assets 746,503 746,900 747,294 747,716 748,144 Average tangible common equity $ 1,070,549 $ 1,078,412 $ 1,048,772 $ 1,022,401 $ 1,012,983 Return on average common equity * 10.0% 9.2% 10.2% 9.3% 6.6% Return on average tangible common equity ** 17.1% 15.7% 17.7% 16.2% 11.6% * Calculated as net income - GAAP divided by average common equity. Annualized for partial-year periods. ** Calculated as tangible net income divided by average tangible common equity. Annualized for partial-year periods. 11

Non-GAAP Measures

Great Western Bancorp, Inc.

	At or for the three months ended:				
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Adjusted net interest income and adjusted net interest margin (fully-tax equivalent basis):					
Net interest income - GAAP	$ 104,894	$ 101,990	$ 104,672	$ 100,553	$ 100,622
Add: Tax equivalent adjustment	1,490	1,687	1,729	1,616	1,565
Net interest income (FTE)	106,384	103,677	106,401	102,169	102,187
Add: Current realized derivative gain (loss)	21	(419)	(830)	(1,640)	(2,476)
Adjusted net interest income (FTE)	$ 106,405	$ 103,258	$ 105,571	$ 100,529	$ 99,711
Average interest-earning assets	$ 11,086,800	$ 10,857,168	$ 10,748,078	$ 10,571,300	$ 10,412,882
Net interest margin (FTE) *	3.81%	3.79%	3.97%	3.92%	3.89%
Adjusted net interest margin (FTE) **	3.81%	3.77%	3.94%	3.86%	3.80%

* Calculated as net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

** Calculated as adjusted net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Adjusted interest income and adjusted yield (fully-tax equivalent basis), on non-ASC 310-30 loans:					
Interest income - GAAP	$ 120,361	$ 115,284	$ 112,760	$ 106,811	$ 104,935
Add: Tax equivalent adjustment	1,490	1,687	1,729	1,616	1,565
Interest income (FTE)	121,851	116,971	114,489	108,427	106,500
Add: Current realized derivative gain (loss)	21	(419)	(830)	(1,640)	(2,476)
Adjusted interest income (FTE)	$ 121,872	$ 116,552	$ 113,659	$ 106,787	$ 104,024
Average non-ASC 310-30 loans	$ 9,435,901	$ 9,299,318	$ 9,220,931	$ 9,064,899	$ 8,840,929
Yield (FTE) *	5.12%	4.99%	4.98%	4.85%	4.78%
Adjusted yield (FTE) **	5.12%	4.97%	4.94%	4.78%	4.67%

* Calculated as interest income (FTE) divided by average loans. Annualized for partial-year periods.

** Calculated as adjusted interest income (FTE) divided by average loans. Annualized for partial-year periods.

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Non-GAAP Measures

Great Western Bancorp, Inc.

	At or for the three months ended:				
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Efficiency ratio:					
Total revenue - GAAP	$ 121,614	$ 121,245	$ 123,611	$ 119,295	$ 117,296
Add: Tax equivalent adjustment	1,490	1,687	1,729	1,616	1,565
Total revenue (FTE)	$ 123,104	$ 122,932	$ 125,340	$ 120,911	$ 118,861
Noninterest expense	$ 57,106	$ 59,550	$ 57,863	$ 59,144	$ 54,868
Less: Amortization of intangible assets	394	394	416	426	426
Tangible noninterest expense	$ 56,712	$ 59,156	$ 57,447	$ 58,718	$ 54,442
Efficiency ratio *	46.1%	48.1%	45.8%	48.6%	45.8%

* Calculated as the ratio of tangible noninterest expense to total revenue (FTE).

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Tangible common equity and tangible common equity to tangible assets:					
Total stockholders' equity	$ 1,812,008	$ 1,840,551	$ 1,816,741	$ 1,788,698	$ 1,767,873
Less: Goodwill and other intangible assets	746,341	746,735	747,129	747,545	747,971
Tangible common equity	$ 1,065,667	$ 1,093,816	$ 1,069,612	$ 1,041,153	$ 1,019,902
Total assets	$ 12,573,641	$ 12,116,808	$ 12,009,048	$ 11,992,317	$ 11,806,581
Less: Goodwill and other intangible assets	746,341	746,735	747,129	747,545	747,971
Tangible assets	$ 11,827,300	$ 11,370,073	$ 11,261,919	$ 11,244,772	$ 11,058,610
Tangible common equity to tangible assets	9.0%	9.6%	9.5%	9.3%	9.2%
Tangible book value per share:					
Total stockholders' equity	$ 1,812,008	$ 1,840,551	$ 1,816,741	$ 1,788,698	$ 1,767,873
Less: Goodwill and other intangible assets	746,341	746,735	747,129	747,545	747,971
Tangible common equity	$ 1,065,667	$ 1,093,816	$ 1,069,612	$ 1,041,153	$ 1,019,902
Common shares outstanding	56,938,435	58,917,147	58,911,563	58,896,189	58,896,189
Book value per share - GAAP	$ 31.82	$ 31.24	$ 30.84	$ 30.37	$ 30.02
Tangible book value per share	$ 18.72	$ 18.57	$ 18.16	$ 17.68	$ 17.32

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Non-GAAP Measures Comprehensive Credit-Related Coverage ($MM) GWB Legacy - Loans at Amortized GWB Legacy - HF Financial Corp. Other Acquired Cost Loans at Fair Value Acquired Loans Loans Total ALLL $ 63,250 $ — $ 1,048 $ 1,895 $ 66,193 Remaining Loan Discount $ — $ — $ 11,763 $ 4,910 $ 16,673 Fair Value Adjustment (Credit) $ — $ 6,796 $ — $ — $ 6,796 Total ALLL / Discount / FV Adj. $ 63,250 $ 6,796 $ 12,811 $ 6,805 $ 89,662 Total Loans $ 8,334,240 $ 845,345 $ 488,137 $ 99,754 $ 9,767,476 ALLL / Total Loans 0.76% —% 0.21% 1.90% 0.68% Discount / Total Loans —% —% 2.41% 4.92% 0.17% FV Adj. / Total Loans —% 0.80% —% —% 0.07% Total Coverage / Total Loans (1) 0.76% 0.80% 2.62% 6.82% 0.92% (1) Comprehensive Credit-Related Coverage is a non-GAAP measure that Management believes is useful to demonstrate that the FV adjustments related to credit and remaining loan discounts consider credit risk and should be considered as part of total coverage. 14

Appendix 2 Accounting for Loans at FV and Related Derivatives

Loans at FV and Related Derivatives

Great Western Bancorp, Inc.

Overview

- For certain loans with an original term greater than 5 years with a fixed rate to the customer, Great Western Bank ("GWB") has entered into equal and offsetting fixed-to-floating interest rate swaps with two US counterparties
- Total size of the portfolio was $845.3 million at December 31, 2018
- GWB has elected the Fair Value Option (ASC 825) on these loans and applies a similar treatment to the related derivatives:
  - Changes in the fair value of the loans and the derivatives and the current period realized cost (benefit) of the derivatives (i.e., the net pay fixed/receive floating settlement) are recorded in earnings through noninterest income
  - This differs significantly from most peers who have elected Hedge Accounting treatment
  - The historical election is irrevocable so the concept will be present for the foreseeable future in GWB's financial statements *even if* different accounting elections are made on future originations
  - Management presents non-GAAP measures to provide more clarity on the underlying economics

Summary

	Income Statement Line Item:			
	Net increase (decrease) in fair value of loans at fair value	***Net realized and unrealized gain (loss) on derivatives***	***Net Relationship***	***Notes***
Increase (decrease) in FV related to interest rates	$ 20,400	$ (20,400)	$ —	**(1)**
Increase (decrease) in FV related to credit	$ (1,184)	$ (1,027)	$ (2,211)	**(2)**
Increase (decrease) in SWAP fees	$ —	$ 3,089	$ 3,089	**(3)**
Current period realized cost of derivatives	$ —	$ 21	$ 21	**(4)**
Subtotal, loans at FV and related derivatives	$ 19,216	$ (18,317)	$ 899	**(5)**

(1) Equal and offsetting each period. Changes in the FV of each financial asset and liability driven by current compared to contractual rates.

(2) Management records an adjustment for credit risk in noninterest income based on loss history for similar loans, adjusted for an assessment of existing market conditions for each loan segment. The FV adjustment related to credit is not included in the ALLL but loans are included in the ALLL coverage ratio denominator.

(3) Swap fees are fees related to transacting interest rate swaps and other interest rate derivatives.

(4) Current period actual cost of fixed-to-float interest rate swaps. Within non-GAAP financial measures, management reclassifies this component to interest income, resulting in adjusted interest income, adjusted net interest income and adjusted NIM, reflecting the underlying economics of the transactions. All else equal, this drag on earnings will reduce as short-term LIBOR rates increase.

(5) While US GAAP mandates the presentation of these items in noninterest income, management believes the residual net amount economically represents the net credit exposure of this segment of the portfolio - presented as a "credit-related charge" in the earnings release and elsewhere (see note **(2)**) - and the current period derivative cost which should be analyzed relative to gross interest income received from the loan customers (see note **(4)**) as presented in non-GAAP measures.

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